SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut	06856-4500
(Address of principal executive offices)	(Zip Code)

(203) 750-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated July 29, 2004.

Item 12. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s second quarter 2004 earnings press release dated July 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name:	George H. Pain
Title:	Vice President, General Counsel and Secretary

Date: July 29, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated July 29, 2004.